SUPPLEMENT TO THE FIDELITY DIVIDEND GROWTH FUND SEPTEMBER 25, 1997
PROSPECTUS
The following information replaces similar information found in the
   "Breakdown of Expenses" section on page 15.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
   The following information replaces similar information found in the "How to Buy Shares" section on page 18.
   These minimums may be lower for investments through a Fidelity
GoalPlanner    SM    account.     There is no minimum account balance
or initial or subsequent investment minimum for    investments through
Fidelity Portfolio Advisory ServicesSM, a qualified state tuition
program, certain Fidelity     retirement accounts funded through
salary deduction, or accounts opened with the proceeds of
distributions from    such retirement accounts    . Refer to the
program materials for details.    In addition, the fund reserves the
right to waive or lower investment minimums in other
circumstances.
The following information replaces similar information found in the
"Dividends, Capital Gains, and Taxes"    section on page 25.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section on page 25.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.